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                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fabio Chiesa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Wrestle-plex Sports Entertainment Group, Ltd. for the quarterly period ending October 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Wrestle-plex Sports Entertainment Group.


                                     By:      /s/ Fabio Chiesa
                                              ----------------------------------

                                     Name:    Fabio Chiesa
                                     Title:   Chief Executive Officer,
                                              President, Chief Financial
                                              Officer

                                     Date:    December 23, 2002